Protected Asset Allocation FundSM
American Funds Insurance Series®

(to be renamed the Managed Risk Asset Allocation FundSM)

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement

June 1, 2013

(for Class P1 shares and Class P2 shares summary prospectuses of Protected Asset Allocation Fund dated May 1, 2013, Class P1 shares and Class P2 shares prospectuses of American Funds Insurance Series Managed Risk Funds dated May 1, 2013 and the Statement of Additional Information of the American Funds Insurance Series Managed Risk Funds dated May 1, 2013)

Effective August 12, 2013, the "Protected Asset Allocation Fund" will change its name to the "Managed Risk Asset Allocation Fund." On such date, all references to the Protected Asset Allocation Fund in the summary prospectuses, statutory prospectuses and statement of additional information shall be a reference to the Managed Risk Asset Allocation Fund. The Fund is changing only its name and will continue to operate with the same investment objective, policies and strategies and be subject to the same risks.

Keep this supplement with your summary prospectus,
statutory prospectus and/or statement of additional information.

INP8BSX-056-0513O   CGD/8024-S38818